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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
PawnMart, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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PAWNMART, INC.
2175 Old Concord Road, Suite 200
Smyrna, Georgia 30080

January 28, 2003

Dear Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of PawnMart, Inc. (the "Company") to be held on Friday, February 28, 2003 at 10:00 a.m. local time, at the Harvey Hotel—DFW Airport, 4545 John Carpenter Freeway, Irving, Texas 75063.

        The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be conducted at the Annual Meeting.

        Directors and officers of the Company, as well as a representative of the Company's independent accountants, will be present at the Annual Meeting to respond to any questions you may have.

        It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the business operations of the Company. We look forward to seeing you at the Annual Meeting.

                      Sincerely,

                      Dwayne A. Moyers,
                      Chairman of the Board

PAWNMART, INC.
2175 Old Concord Road, Suite 200
Smyrna, Georgia 30080

Notice of Annual Meeting of Stockholders
To Be Held February 28, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of PawnMart, Inc., a Delaware corporation (the "Company"), will be held on Friday, February 28, 2003 at 10:00 a.m. local time, at the Harvey Hotel—DFW Airport, 4545 John Carpenter Freeway, Irving, Texas 75063 for the following purposes:

  1.
  To elect the directors of the Company;

  2.
  To approve an amendment to the Certificate of Incorporation to change the name of the Company to Xponential, Inc.;

  3.
  To approve the Company's 2003 Stock Option Plan;

  4.
  To approve the Company's 2003 Stock Incentive Plan;

  5.
  To approve the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2003; and

  6.
  To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        The transfer books will not be closed, but only stockholders of record at the close of business on January 10, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the meeting, at the offices of the Company during the ten (10) days preceding the meeting and will also be available for inspection at the Annual Meeting.

        The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND, THE COMPANY DESIRES TO HAVE MAXIMUM REPRESENTATION AT THE MEETING AND RESPECTFULLY REQUESTS THAT YOU SIGN, DATE, AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.

                      By Order of the Board of Directors,

                      Dwayne A. Moyers,
                      Chairman of the Board

January 28, 2003
Smyrna, Georgia

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN PROMPTLY THE
ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

PAWNMART, INC.
2175 Old Concord Road, Suite 200
Smyrna, Georgia 30080

PROXY STATEMENT
February 28, 2003

INTRODUCTION

        This Proxy Statement is furnished to the stockholders of PawnMart, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Company of proxies to be used in voting at the Annual Meeting of Stockholders (together with any and all adjournments thereof, the "Annual Meeting") to be held at 10:00 a.m., local time, on Friday, February 28, 2003, at the Harvey Hotel—DFW Airport, 4545 John Carpenter Freeway, Irving, Texas 75063 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the foregoing notice, the enclosed form of proxy and a copy of the Company's Annual Report to Stockholders for the fiscal year ended February 2, 2002, are being mailed to the stockholders of the Company on or about January 28, 2003. THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

OUTSTANDING SHARES

        As of January 10, 2003 (the "Record Date"), the Company had 2,079,948 shares of Common Stock, $0.01 par value per share (the "Common Stock"), issued and outstanding and 500,042 shares of Series B Preferred Stock, par value $0.01 per share (the "Series B Preferred") issued and outstanding. The Common Stock and the Series B Preferred constitute all of the securities of the Company entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

        Each share of Common Stock entitles the holder thereof to one vote with respect to each proposal presented in this Proxy Statement to be voted upon at the Annual Meeting. Except for the election of directors, each share of Series B Preferred entitles the holder thereof to 3.44 votes with respect to each proposal presented in this Proxy Statement to be voted upon at the Annual Meeting. Except for the election of directors, the Common Stock and the Series B Preferred vote together as a single class with respect to each of such proposals.

        Holders of shares of Common Stock, voting as a class and without cumulative voting, are entitled to elect three directors at the Annual Meeting and holders of shares of Series B Preferred, voting as a class and without cumulative voting, are entitled to elect four directors at the Annual Meeting. Each share of Common Stock and Series B Preferred entitles the holder thereof to cast one vote with respect to the election of directors.

ACTION TO BE TAKEN UNDER THE PROXY

        Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the stockholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If no directions are specified, the shares will be voted FOR the election of the director nominees recommended by the Board of Directors; FOR the approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Xponential, Inc. (the "Name Change Amendment"); FOR approval of the Company's 2003 Stock Option Plan; FOR approval of the Company's 2003 Stock Incentive Plan; and FOR approval of the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2003.

        The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof. Management knows of no other matters to be considered at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed advisable, vote to adjourn the meeting from time to time.

REVOCATION OF PROXIES

        A stockholder who executes a proxy has the power to revoke it by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary (including by delivery of a later dated proxy card), at any time prior to its being exercised. A stockholder may also revoke a previously given proxy by appearing and voting at the Annual Meeting. Attendance at the Annual Meeting by a stockholder will not, in and of itself, constitute a revocation by such stockholder of any proxy previously given.

QUORUM AND VOTING REQUIREMENTS

        A quorum for the Annual Meeting requires the presence in person or by proxy of the holders of majority of the shares entitled to vote at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time without further notice, if the time and place of the adjourned meeting are announced at the meeting, until a quorum is obtained. Shares that are voted "FOR," "AGAINST," or "ABSTAIN" and, with respect to the election of directors, "WITHHOLD AUTHORITY," are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are tallied to determine the stockholder's decision with respect to the matter voted upon (the "Votes Cast"). Abstentions will have the same effect as voting against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

        Currently brokers, banks or other nominees that do not receive instructions from a client on how to vote the shares beneficially owned by the client are entitled to vote on the proposals presented in this Proxy Statement. However, the New York Stock Exchange has proposed new rules that would prohibit a broker, bank or other nominee from voting on equity compensation plans unless the broker, bank or other nominee receives specific voting instructions from the beneficial owner. This new rule may become effective before the Annual Meeting, in which case, for shares held through a broker, bank or other nominee who is a New York Stock Exchange Member organization, such beneficial shares will only be voted in favor of the 2003 Stock Option Plan and the 2003 Stock Incentive Plan if the beneficial owner provides specific voting instructions to the broker, bank or other nominee.

        With respect to each proposal presented in this Proxy Statement (other than the election of directors) votes may be cast "FOR," "AGAINST," or "ABSTAIN." Each such proposal (other than the Name Change Amendment) will be approved if it receives the affirmative vote of a majority of the combined voting power of the shares of Common Stock and Series B Preferred represented at the Annual Meeting. The Name Change Amendment will be approved if it receives the affirmative vote of a majority of the combined voting power of the shares of Common Stock and Series B Preferred issued and outstanding as of the Record Date voting together as a single class. Abstentions and broker non-votes will not count as Votes Cast "FOR" any proposal.

        With regard to the election of directors, votes may be cast "FOR" or "WITHHOLD AUTHORITY" regarding each nominee. Directors will be elected by plurality vote. Therefore, the four directors receiving the greatest number of votes cast by the Series B Preferred, whether or not any one of them receives the vote of a majority of the Votes Cast, and the three directors receiving the greatest number of votes cast by the Common Stock, whether or not any one of them receives the vote of a majority of the Votes Cast, will be elected directors of the Company for the ensuing year. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may not be specified with respect to the election of directors.

SOLICITATION OF PROXIES

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such service. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

RECENT DEVELOPMENTS

        On July 9, 2001 the Company filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the "Bankruptcy Court") in the case of PawnMart, Inc., Debtor, Case No. 01-44957-BJH-11. The Plan of Reorganization was filed on February 15, 2002 and was amended on April 3, 2002 (the "Reorganization Plan"). A confirmation hearing for the Reorganization Plan was held on May 20, 2002 and the Reorganization Plan was confirmed by order of the Bankruptcy Court as of that date ("Confirmation Order"). The Reorganization Plan became effective on May 31, 2002 (the "Effective Date").

        Under the terms of the Reorganization Plan, the Company cancelled all equity interests of its common and preferred stockholders and interests of any holders of options or warrants on the Effective Date for no value. The Company issued a total of 2,079,948 shares of Common Stock to its unsecured creditors in satisfaction of their unsecured claims.

        Effective August 30, 2002, C/M Holdings, Inc., a Texas corporation ("CMHI"), an affiliate of Jeffrey A. Cummer and Dwayne A. Moyers, directors and officers of the Company, was merged with and into the Company (the "Merger"). In connection with the Merger, the equity holders of CMHI received new classes of Series A Preferred and Series B Preferred in exchange for their shares of common stock of CMHI. A value of $2,500,000 was assigned to the shares of Series B Preferred issued to the shareholders of CMHI. Both Series A Preferred and Series B Preferred have a $5.00 liquidation value and bear an annual $0.25 per share cumulative dividend. The Series A Preferred is redeemable for cash in installments from 2005 to 2010 and not convertible into other securities of the Company. The Series B Preferred is convertible into approximately 45% of the Common Stock of the Company, subject to anti-dilutive adjustments for subsequent issuances. As of the Record Date, Mr. Cummer and Mr. Moyers collectively own of record and beneficially 205,606 shares of Series B Preferred, which are convertible into 707,278 shares, or 18.6%, of the Common Stock of the Company.

        On May 24, 2002 the Board of Directors changed the Company's fiscal year end from the Saturday nearest January 31 to June 30.

REFERENCES TO FISCAL YEARS

        As used herein, "Fiscal 1999" refers to the twelve month period ended January 29, 2000, "Fiscal 2000" refers to the twelve month period ended February 3, 2001, and "Fiscal 2001" refers to the twelve month period ended February 2, 2002. On May 24, 2002 the Board of Directors approved a change in the Company's fiscal year-end to June 30. "Fiscal 2002" refers to the twelve month period ended June 30, 2002.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

        Action will be taken at the Annual Meeting for the election of seven (7) directors, each of whom will serve for a one-year term. Pursuant to Article IV.C.5(b) of the Amended and Restated Certificate of Incorporation of the Company, the holders of Series B Preferred, voting as a class and without cumulative voting, are entitled to elect four (4) directors and the holders of Common Stock, voting as a class and without cumulative voting, are entitled to elect three (3) directors. The Company's Corporate Governance Committee and the Board of Directors have nominated the persons named below to stand for election as directors at the Annual Meeting. Each of the persons nominated presently serves as a director of the Company. It is intended that the attorneys-in-fact named in the proxy will vote FOR the election of the director nominees listed below, unless instructions to the contrary are given therein. These nominees have indicated that they are able and willing to serve as directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, it is intended that the attorneys-in-fact will vote FOR such substitute nominees as the Board of Directors may designate. All directors elected at the Annual Meeting will hold office for their respective terms and until their respective successors are elected and qualified.

Series B Preferred Director Nominees

Name	Age	Business Experience	Director Since
Jeffrey A. Cummer	45	Mr. Cummer was appointed as a Vice President and Director of the Company in August 2002. Mr. Cummer served as President and a director of C/M Holdings, Inc. from November 1990 until its merger with and into the Company in August 2002. He has served as President of Hulen Capital Partners, Inc. (formerly Cummer/Moyers Capital Partners, Inc.) since July 1994. Mr. Cummer has served as President, Cummer/Moyers Division, of Sanders Morris Harris Inc. since October 2000. He also served as President of Cummer/Moyers Securities, Inc. and Cummer/Moyers Capital Advisors, Inc. from September 1996 and October 1996, respectively, until October 2000. Mr. Cummer is a Certified Financial Planner. He is also a registered investment advisor agent through SMH Capital Advisors, Inc.	August 2002

Dwayne A. Moyers	34
		Mr. Moyers was appointed as Chairman of the Board in September 2002. He was appointed as a Vice President of the Company in August 2002 and as a Director in March 2001. Mr. Moyers served as Vice President, Secretary and Treasurer of C/M Holdings, Inc. from November 1994 until its merger with and into the Company in August 2002, and served as a director of that company from May 1997 until August 2002. He has served as Vice President of Hulen Capital Partners, Inc. since July 1994. Mr. Moyers has served as Vice President, Cummer/Moyers Division, of Sanders Morris Harris Inc. since October 2000. He also served as Vice President of Cummer/Moyers Securities, Inc. and Cummer/Moyers Capital Advisors, Inc. from September 1996 and October 1996, respectively, until October 2000. Mr. Moyers is a registered investment advisor agent through SMH Capital Advisors, Inc. Mr. Moyers has served as a director of American IronHorse Motorcycle Company, Inc. since March 1998.	March 2001
James R. Richards	57
		Mr. Richards was appointed as a Director of the Company in May 2001. Mr. Richards is Managing Director of Texas Business Capital, Inc., a merchant banking firm. Mr. Richards served as Managing Director of Dillon-Gage Securities, Inc., an NASD broker/dealer from 1999 to 2001; and as Managing Director of Corporate Finance, Inc., a private investment banking firm from 1994 to 1999. He is a former certified public accountant, and worked with Deloitte & Touche, Certified Public Accountants, for over ten years.	May 2001
Robert W. Schleizer	49
		Mr. Schleizer was appointed as Executive Vice President, Chief Financial Officer, Treasurer and as a Director of the Company in January 2001. Mr. Schleizer is a partner with Tatum CFO Partners, LLP, a national firm of Chief Financial Officers, and has extensive restructuring experience. He has a served as a director of Overhill Farms, Inc., a publicly-traded frozen food manufacturer, since October 2002. He is a Certified Insolvency Recovery Adviser.	January 2001

Common Stock Director Nominees

Name	Age	Business Experience	Director Since
John R. Boudreau	77
		Mr. Boudreau was appointed as a Director of the Company in January 2001 and was appointed President and Chief Executive Officer of the Company in June 2001. He served as Chairman of the Board of the Company from June 2001 to September 2002. Mr. Boudreau currently consults with several public and private companies through Boudreau & Associates. He has extensive turnaround and restructuring experience. Mr. Boudreau has previously served as Chief Executive Officer for Michigan General Corp., Bel Air House Products, Classic Chemical, Inc. and Oversees Inns.	January 2001
Donnelly McMillen	80	Mr. McMillen was appointed as a Director of the Company in March 2001. Mr. McMillen is an attorney and real estate investor and provides consulting services to several public and private companies.	March 2001
Carroll Dawson	48
		Mr. Dawson was appointed as a Director of the Company in November 2002. Mr. Dawson has served as President of AB-CO Markets, Inc., a Blockbuster Video franchisee, since December 1992; as general partner of Dawson Properties, Ltd., which owns real estate and securities investments, since April 1996; and as a director of the Bank of Weatherford in Weatherford, Texas since June 2000.	November 2002

        No director presently holds any other directorships in companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or subject to the requirements of Section 15(d) thereof, other than Robert W. Schleizer, who has served as a director of Overhill Farms, Inc. since October 2002. Overhill Farms, Inc. is a frozen food manufacturer whose common stock is registered under Section 12(b) of the 1934 Act.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF SERIES B PREFERRED VOTE "FOR" THE ELECTION AS DIRECTORS OF THE FOUR PERSONS NAMED AS SERIES B PREFERRED DIRECTOR NOMINEES UNDER "PROPOSAL NO. 1: ELECTION OF DIRECTORS."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF COMMON STOCK VOTE "FOR" THE ELECTION AS DIRECTORS OF THE THREE PERSONS NAMED AS COMMON STOCK DIRECTOR NOMINEES UNDER "PROPOSAL NO. 1: ELECTION OF DIRECTORS."

Committees

        It is the primary responsibility of the Board of Directors to oversee the management of the business of the Company and its subsidiary, Hulen Capital, Inc. To assist in carrying out its responsibilities, the Board of Directors has established three standing committees which are described below.

        The Audit and Finance Committee, currently chaired by Mr. Richards and additionally comprised of Messrs. Dawson and McMillen, is responsible for reviewing the Company's financial statements, audit reports, internal financial controls and the services performed by the Company's independent public accountants. All Audit and Finance Committee members are independent directors, as such term is defined under existing NASDAQ listing standards.

        The Compensation Committee, currently chaired by Mr. McMillen and additionally comprised of Messrs. Dawson and Richards, is responsible for reviewing and making recommendations to the Board of Directors with respect to compensation of executive officers and other key management personnel.

        The Corporate Governance Committee, currently chaired by Mr. Moyers and additionally comprised of Messrs. Boudreau and Schleizer, is responsible for identifying nominees to the Company's Board of Directors and overseeing the adoption and implementation of the Company's corporate governance guidelines and policies.

Meetings

        During Fiscal 2002 the Board of Directors and its committees held the following numbers of meetings:

Fiscal 2002
Board of Directors	2
Audit and Finance Committee	0
Compensation Committee	0
Corporate Governance Committee	0

        During Fiscal 2002 each director attended at least 75% of the total number of meetings of the Board of Directors. During almost all of Fiscal 2002 the Company was subject to the supervision and control of the Bankruptcy Court.

Director Compensation

        The Board of Directors meets at least quarterly and non-employee Directors are paid a fee of $1,000 for attendance at each meeting. In addition, non-employee committee members are paid a fee of $500 for attendance at each committee meeting. Directors are also reimbursed for their ordinary and necessary expenses incurred in attending meetings of the Board of Directors or a committee thereof.

        Non-employee Directors are also eligible for stock option grants under the Company's 2003 Stock Option Plan. The number of shares subject to options, as well as the other terms and conditions of the awards (such as vesting and exercisability schedules and termination provisions) are within the discretion of the Board of Directors and the Compensation Committee. During Fiscal 2002 no options were granted to the non-employee Directors.

PROPOSAL NO. 2
APPROVAL OF AMENDMENT TO THE AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY TO
XPONENTIAL, INC.

        The Board of Directors has approved an amendment to Article I of the Company's Amended and Restated Certificate of Incorporation to change the name of the Company from PawnMart, Inc. to Xponential, Inc. The complete text of the proposed amendment is attached to this Proxy Statement as Exhibit A.

        Since its inception the Company has operated as a specialty finance and retail enterprise principally engaged in establishing and operating pawn shop stores which advance money secured by the pledge of tangible personal property and sell pre-owned merchandise to consumers. In order to allow for the Company's eventual transition into other types of business operations, Board of Directors believes it is in the best interest of the Company and its stockholders to change the name of the Company to "Xponential, Inc."

        If the proposed amendment to the Amended and Restated Certificate of Incorporation is approved by the stockholders of the Company, such amendment will become effective when a certificate of amendment is filed with the Delaware Secretary of State. The Company intends to file such a certificate with the Delaware Secretary of State on or shortly after February 28, 2003.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO XPONENTIAL, INC.

PROPOSAL NO. 3
APPROVAL OF THE 2003 STOCK OPTION PLAN

        On December 16, 2002 the Board of Directors adopted the PawnMart, Inc. 2003 Stock Option Plan (the "Plan"), subject to approval of the Plan by the stockholders at the Annual Meeting. The Plan was effective as of January 1, 2003. The Company has reserved the greater of (1) 675,000 shares of Common Stock and (2) fifteen percent (15%) of the total number of shares of Common Stock of the Company from time to time outstanding for issuance upon the exercise of Options granted pursuant to the Plan.

        A summary of the Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Exhibit B.

Purpose

        The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, non-employee Directors, and consultants, and to promote the success of the Company's business. Assuming approval of Plan, the 675,000 shares of Common Stock reserved for issuance under the Plan will represent approximately 15% of the Company's Common Stock outstanding as of the Record Date. There is currently no established public trading market for the shares of Common Stock of the Company. Only persons who are employees, consultants and non-employee Directors of the Company will be eligible to participate in, and to receive Options under, the Plan. As of January 1, 2003 there were approximately 165 persons (including all current executive officers) eligible to participate in the Plan.

Administration

        The Plan will be administered by a committee of the Board of Directors of the Company (consisting of at least two directors) or at the discretion of the Board from time to time, by the Board (the "Administrator").

        The Administrator has the discretion to select the employees, non-employee Directors and consultants to whom Options may be granted (each an "Optionee"), to determine the number of shares granted under each Option, to approve forms of option agreements for use under the Plan, to determine the terms and conditions of each Option (including, among other things, the exercise price, vesting provisions, and forfeiture restrictions), to amend the terms of any Option or to waive any conditions or obligations of an Optionee under or with respect to any Option, to interpret the terms of the Plan and Options granted under the Plan, to make rules and regulations relating to the Plan, and to make all other determinations which it deems necessary or advisable in the administration of the Plan. The Administrator, in its discretion, may accelerate the vesting of any Option and amend or modify any Option provided such amendment does not impair the rights of any Optionee unless mutually agreed otherwise by the Optionee and Administrator. Options granted under the Plan will be evidenced by an agreement between the Company and the Optionee, containing the specific terms and conditions of each Option.

Shares Available for Options under the Plan

        Subject to adjustment as provided in the Plan, the aggregate number of shares of Common Stock reserved and available for grant upon the exercise of Options is the greater of (1) 675,000 shares of Common Stock and (2) fifteen percent (15%) of the total number of shares of Common Stock of the Company from time to time outstanding. An Optionee may be granted more than one Option under the Plan, but no Optionee who is an employee of the Company will be granted Options to purchase more than 150,000 shares during any fiscal year.

Terms of Options

        The Plan provides for the grant of incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and nonstatutory stock options ("NSOs"). Options granted to consultants and non-employee Directors will be NSOs and options granted to employees may be either ISOs or NSOs. The purchase price per share payable by an Optionee upon the exercise of each ISO and NSO granted under the Plan will be equal to 100% of the fair market value of the Company's Common Stock on the date of the grant (110% of the fair market value of the Company's Common Stock on the date of grant with respect to an ISO granted to an employee of the Company who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company). The fair market value of the Common Stock on a given date will be the closing price of the Common Stock on the New York Stock Exchange (or such other national securities exchange or national market system on which the Common Stock is primarily traded) on the last market trading day prior to the day of determination, as reported by Bloomberg, L.L.P., or such other source as the Administrator deems reliable. Where there is no public market for the Common Stock, the fair market value per share will be determined by the Administrator in its discretion.

        The exercise price of an Option granted under the Plan may be paid in cash, check, or for such other consideration approved by the Administrator. The term of each Option granted under the Plan will not exceed ten years (5 years with respect to an ISO granted to an employee of the Company who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company).

        Unless otherwise determined by the Administrator, if an Optionee's employment, service or directorship with the Company is terminated for any reason, Options exercisable as of the date of termination may be exercised for a period of thirty (30) days following such date (or twelve (12) months if such termination is because of the Optionee's death or disability). Unless otherwise provided, Options not yet exercisable terminate immediately upon the date of the termination of employment. The Administrator may accelerate the vesting of Options upon such terms and conditions as it may determine.

        Unless otherwise determined by the Administrator, Options granted under the Plan cannot be assigned, transferred, pledged, or otherwise encumbered in any way, except in the event of the death of an Optionee, by the Optionee's will, or by the applicable laws of descent or distribution. Options granted under the Plan may be exercised during an Optionee's lifetime only by the Optionee. In the event of the death of an Optionee, the exercisable portion of the Option at the time of death may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option) by the Optionee's estate or by a person who acquired the right to exercise the Option at the date of death.

Adjustments upon Change in Capitalization; Corporate Transaction

        In the event of a corporate transaction involving the Company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the authorization limits under the Plan (including the number of shares reserved for issuance and the annual grant limits) will be adjusted proportionately, and the Administrator may adjust Options to preserve the benefits or potential benefits of the Options. Action by the Administrator may include adjustment of the number and kind of shares which may be delivered, adjustment of the number and kind of shares subject to outstanding Options, adjustment to the exercise price of outstanding Options, and such other adjustments that the Administrator deems equitable. In addition, in connection with any merger, sale of substantially all of the assets of the Company, or similar corporate transaction that requires approval of the Company's stockholders, other than in a Change in Control (as defined in the Plan), each outstanding Option may be assumed or an equivalent option substituted by a successor corporation or a parent or subsidiary of the successor corporation. In lieu of such assumption or substitution, or if the successor corporation does not assume the Options or substitute substantially equivalent options, the outstanding Options will vest in full and become immediately exercisable for a period of thirty (30) days and will expire at the end of such period. The Administrator may determine that the Options will be settled in cash instead of stock upon consummation of such corporate transaction.

Amendment and Termination of the Plan

        The Plan was effective on January 1, 2003 and will terminate on December 31, 2012, unless earlier terminated by the Board. The Board may, at any time, terminate, amend or modify the Plan without stockholder approval; provided, however, that the Board may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the Plan may adversely affect any Option previously granted under the Plan, without the written consent of the Optionee.

New Plan Benefits

        Option grants to participants under the Plan are subject to the discretion of the Board and, therefore, are not determinable at this time.

Federal Income Tax Consequences

        The following discussion is a summary of the United States federal income tax provisions relating to the grant and exercise of Options under the Plan and the subsequent sale of Common Stock acquired under the Plan. The tax effect of exercising Options may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently. Optionees should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

        Nonqualified Stock Options.    There will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NSO. However, the participant will realize ordinary income on the exercise of the NSO in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such Option over the aggregate exercise price, and the Company will receive a corresponding deduction (subject to Code Section 162(m) limitations). The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short-term or long-term capital gain, depending on the participant's holding period.

        Incentive Stock Options.    There will be no federal income tax consequences to either the Company or the participant upon the grant of an ISO or the exercise thereof by the participant, except that upon exercise of an ISO, the participant may be subject to alternative minimum tax on certain items of tax preference. If the participant holds the shares of Common Stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of Common Stock will constitute long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other disqualifying disposition during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the aggregate exercise price, and the Company will be entitled to a federal income tax deduction equal to such amount (subject to Code Section 162(m) limitations).

Repricing and Discounting Prohibited

        The Plan prohibits the repricing of outstanding Options (including, without limitation, by canceling an outstanding Option and replacing such Option with a new Option with a lower price) and the granting of discounted Options.

Benefits to Named Executive Officers and Directors

        The following table summarizes Options granted under the Plan as of the Record Date, subject to approval of the Plan by the stockholders:

Name and Position	Dollar Value(1)	Number of Units(1)
John R. Boudreau(2) President and Chief Executive Officer	$130,000	130,000
Robert W. Schleizer(2) Chief Financial Officer, Executive Vice President and Treasurer	$130,000	130,000
Jeffrey A. Cummer(2) Vice President and Director	$30,000	30,000

Dwayne A. Moyers(2)(3) Chairman of the Board, Vice President and Director	$55,000	55,000
Donnelly McMillen(3) Director	$25,000	25,000
James R. Richards(3) Director	$25,000	25,000
Roger F. Hogan(4) Chief Operating Officer	$25,000	25,000
Executive Group	$370,000	370,000
Non-Executive Director Group	$75,000	75,000
Non-Executive Officer Employee Group	$35,000	35,000

(1)
All Options are subject to approval by the stockholders of the Plan, have an exercise price of $1.00 per share, and have an expiration date of December 31, 2012.

(2)
30,000 Options are granted contingent on the Company's achieving $500,000 EBITDA for the fiscal year ended June 30, 2003 and, if such threshold is achieved, 20,000 Options will vest on June 30, 2004 and 10,000 Options will vest on June 30, 2005. All other Options granted vest immediately upon issuance.

(3)
Includes 25,000 Options which vest immediately upon issuance to non-employee Directors for services provided in Fiscal 2001.

(4)
15,000 Options are granted contingent on the Company's achieving $500,000 EBITDA for the fiscal year ended June 30, 2003 and, if such threshold is achieved, 10,000 Options will vest on June 30, 2004 and 5,000 Options will vest on June 30, 2005. All other Options granted vest immediately upon issuance.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2003 STOCK OPTION PLAN.

PROPOSAL NO. 4
APPROVAL OF THE 2003 STOCK INCENTIVE PLAN

        On December 16, 2002 the Board of Directors adopted the PawnMart, Inc. 2003 Stock Incentive Plan (the "Incentive Plan"), subject to approval of the Incentive Plan by the stockholders at the Annual Meeting. The Plan was effective January 1, 2003. The Company has reserved the greater of (1) 325,000 shares of Common Stock and (2) five percent (5%) of the total number of shares of Common Stock of the Company from time to time outstanding for grant to key employees of the Company under the Incentive Plan (the "Incentive Awards"). As of the Record Date no Incentive Awards have been granted under the Incentive Plan.

        A summary of the Incentive Plan is set forth below. The summary is qualified in its entirely by reference to the full text of the Incentive Plan, a copy of which is attached to this Proxy Statement as Exhibit C.

Purpose

        The objectives of the Incentive Plan are to attract and retain selected key employees of the Company, encourage their commitment, motivate their performance, facilitate their obtaining ownership interests in the Company (by aligning their personal interests to those of the Company's stockholders) and enable them to share in the Company's long-term growth and success.

Shares Subject to Incentive Plan

        Under the Incentive Plan, the Company may issue Incentive Awards covering at any one time an aggregate of the greater of (1) 325,000 shares of Common Stock and (2) five percent (5%) of the total number of shares of Common Stock from time to time outstanding. Subject to adjustment as provided below, the maximum aggregate number of shares of Common Stock that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee (as defined in the Incentive Plan) shall be 100,000 shares. There is currently no established public trading market for the shares of Common Stock of the Company. The number of securities available under the Incentive Plan and outstanding Incentive Awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalization or similar transactions or resulting from a change in applicable laws or other circumstances.

Administration

        The Incentive Plan is administered by either the Board of Directors or a committee appointed by the Board of Directors, which may be the Compensation Committee or a subcommittee thereof (the "Administrator"). If the Administrator is a committee, it is intended that the committee shall consists of at least two members, each of whom is (1) an "outside director" as defined under Section 162(m) of the Code and (2) a "non-employee director" as defined under Rule 16b-3 under the 1934 Act. Subject to the express provisions of the Incentive Plan, the Administrator is authorized to, among other things, select participants under the Incentive Plan and determine the size, duration and type, as well as the other terms and conditions (which need not be identical), of each Incentive Award. The Administrator is also authorized to construe and interpret the Incentive Plan and any related agreements. All determinations and decisions of the Administrator are final, conclusive and binding on all parties. The Company will indemnify members of the Administrator against any damage, loss, liability, cost or expenses in connection with any claim by reason of any act or failure to act under the Incentive Plan, except for an act or omission constituting willful misconduct or gross negligence.

Eligibility

        All key employees, including officers (whether or not they are directors), are eligible to participate in the Incentive Plan. On the Record Date, there were approximately 165 key employees eligible to participate in the Incentive Plan.

Incentive Awards

        Under the Incentive Plan, the Administrator may grant Incentive Awards which consist of shares of restricted Common Stock of the Company. The terms of each Incentive Award will be reflected in a restricted stock agreement between the Company and the participant. The Incentive Award may be awarded for no additional consideration or for such additional consideration as the Administrator may determine. The restricted stock subject to an Incentive Award may be subject to a substantial risk of forfeiture, a restriction on transferability or rights of repurchase or first refusal for the Company, as determined by the Administrator. Unless the Administrator determines otherwise, during the period of restriction, the participant will have all other rights of a stockholder, including the right to vote and receive dividends on the shares of restricted stock subject to the Incentive Award.

Tax Considerations

        If a participant's Incentive Award is not transferable or is subject to a substantial risk of forfeiture, the Incentive Award will not be taxed at the time of award unless the participant makes a special election with the Internal Revenue Service pursuant to Section 83(b) of the Code, as discussed below. Upon lapse of the risk of forfeiture or restrictions on transferability, whichever is applicable, to the Common Stock subject to the Incentive Award, the participant will be taxed at ordinary income tax rates on the then fair market value of the Common Stock, less any amounts paid by the participant for the Common Stock, and a corresponding deduction will be allowable to the Company at that time. In such case, the participant's basis in the Common Stock will be equal to the amount paid and the ordinary income so recognized. Upon subsequent disposition of such Common Stock, the participant will realize long-term or short-term capital gain or loss (based on the holding period that began when the Common Stock is transferable or not subject to a substantial risk of forfeiture).

        Pursuant to Section 83(b) of the Code, the participant may irrevocably elect within thirty (30) days of receipt of the Incentive Award to be taxed at ordinary income tax rates on the fair market value of the Common Stock, less any amounts paid by the participant for the Common Stock, subject to the Incentive Award at the time of award (determined without regard to any restrictions, other than a restriction that by its terms will not lapse). In that case, the participant will acquire a basis in the Common Stock subject to the Incentive Award equal to the amount paid and the ordinary income recognized by the participant at the time of award. No tax will be payable upon lapse or release of the restrictions or at the time the Common Stock first becomes transferable, and any gain or loss upon a subsequent disposition will be a capital gain or loss (with the holding period beginning on the date of the award). In the event of a forfeiture of Common Stock with respect to which a participant previously made a Section 83(b) election, the participant will not be entitled to a loss deduction.

Change in Control

        Upon a Change in Control, any restrictions on Incentive Awards will be deemed satisfied, at the discretion of the Administrator.

Amendment and Termination

        The Board of Directors may amend or terminate the Incentive Plan at any time. However the Incentive Plan may not be amended, without stockholder approval, if the amendment would (1) increase the number of shares of restricted Common Stock which may be issued under the Incentive Plan, (2) amend the eligibility requirements for employees participating under the Incentive Plan, or (3) extend the term of the Incentive Plan. Without a participant's consent, no termination or amendment of the Incentive Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to the participant.

Capital Incentive Program ("CIP")

        On December 16, 2002 the Administrator adopted the Capital Incentive Program (the "CIP") under the authority granted to the Administrator under the Incentive Plan. The CIP is a voluntary deferral program designed to provide key employees with the right to forego up to 100% of their bonus and/or 50% of their salary in exchange for grants of shares of restricted Common Stock (the "CIP Award") at a discounted price per share.

        It is contemplated that the number of shares of restricted stock will be calculated using a 33 1/3% discount from the fair market value of the Company's Common Stock on the date the CIP Award is granted (the "Award Date"). The Administrator may, in its sole discretion, provide for an alternative discount rate.

        CIP Awards and the corresponding Award Dates will be (1) quarterly on March 31, June 30, September 30 and December 31 with respect to salary deferrals and (2) the actual date bonuses, if any, were to be paid without the deferral election with respect to bonus deferrals.

        The restricted stock underlying a CIP Award will be subject to a vesting period (the "Restriction Period") determined by the Administrator and set forth in the restricted stock agreement governing the CIP Award, during which time the participant can vote and receive dividends on the stock, but cannot sell, transfer, pledge, margin or otherwise have access to any unvested restricted shares of Common Stock. Restricted shares are not earned until vested.

        Except as otherwise provided in the restricted stock agreement with a participant:

  •
  if a participant resigns or his or her employment is terminated by the Company for cause, all unvested shares of restricted stock subject to the CIP Award as of the resignation or termination date will be forfeited;

  •
  if a participant's employment is terminated by the Company for other than cause, the unvested shares shall vest such that the total number of shares received by such participant under the CIP Award (including any previously vested shares) shall equal the sum of (1) 66 2/3% of all of the restricted shares represented by the CIP Award as of the Award Date and (2) a pro rata portion of the remaining 33 1/3% of such restricted shares (based on the ratio that the number of full calendar months of the participant's employment during the Restriction Period bears to the total number of months contained in the Restriction Period);

  •
  if a participant's employment is terminated due to death or retirement, all unvested shares of restricted stock will automatically become fully vested; and

  •
  if a participant's employment is terminated due to early retirement, 66 2/3% of the unvested shares will become vested as of the termination date and the remaining 33 1/3% of the unvested shares will be forfeited.

Participation in the Incentive Plan

        The grant of Incentive Awards under the Incentive Plan to employees, including executive officers, is subject to the discretion of the Administrator, and therefore is not determinable at this time. As of the date of this Proxy Statement, no Incentive Awards have been granted under the Incentive Plan.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2003 STOCK INCENTIVE PLAN.

PROPOSAL NO. 5
APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

        Subject to approval by the stockholders, the Board has selected Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2003. Grant Thornton LLP has acted in such capacity for the Company since April 2, 2002 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company, other than as independent public accountants.

        Representatives of Grant Thornton LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        The client-auditor relationship between the Company and KPMG LLP, the Company's former accountants, terminated on August 9, 2002 upon completion of the audit of the Company's consolidated financial statements as of and for the year ended February 3, 2001. The termination of the client-auditor relationship was recommended and approved by the Board of Directors of the Company.

        In connection with the audits of the two fiscal years ended February 3, 2001, there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosures, or auditing scope and procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

        The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the fiscal years ended January 29, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

        KPMG LLP's report on the consolidated financial statements of PawnMart, Inc. and subsidiaries as of January 29, 2000 and January 30, 1999 and for each of the years in the three-year period ended January 29, 2000, contained a separate paragraph stating that "the Company has suffered recurring losses from operations, negative cash flows, and is currently experiencing significant difficulties in meeting its obligations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 10. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR ITS FISCAL YEAR ENDING JUNE 30, 2003.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of the Record Date certain information with respect to the number of shares of voting securities beneficially owned by (i) each person who is known by the Company to beneficially own more than five percent (5%) of the Company's outstanding voting shares, (ii) the directors and certain executive officers of the Company, individually; and (iii) the directors and all executive officers of the Company as a group.

Name of Individual or Number of Persons In Group	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
John R. Boudreau(3)	0 shares	*
Robert W. Schleizer(3)	0 shares	*
Jeffrey A. Cummer(4)	534,248 shares(5)(6)	20.44%
Dwayne A. Moyers(4)	354,932 shares(5)(7)	14.58%
Donnelly McMillen(8)	0 shares	*
James R. Richards(9)	0 shares	*
Roger F. Hogan(3)	0 shares	*
Carroll Dawson(10)	9,274 shares(11)	*
All directors and executive officers as a group (8 persons)	716,552 shares	25.62%
Investors Strategic Partners I, Ltd.(4)	181,902 shares(12)	8.04%

*
Less than 1% of the outstanding voting shares.

(1)
Unless otherwise noted, the Company believes that each person named has sole voting and investment power with respect to all shares beneficially owned by such persons.

(2)
Based on 2,079,948 shares of Common Stock issued and outstanding on the Record Date, as adjusted for the conversion of shares of Series B Preferred into shares of Common Stock for a specific stockholder pursuant to Rule 13d-3(d)(1) under the 1934 Act.

(3)
The business address for Mr. Boudreau, Mr. Schleizer and Mr. Hogan is 2175 Old Concord Road SE, Suite 200, Smyrna, Georgia 30080.

(4)
The business address of Mr. Cummer, Mr. Moyers and Investors Strategic Partners I, Ltd. is 3417 Hulen Street, Fort Worth, Texas 76107.

(5)
Does not include 598,408 shares of Common Stock owned by various investors for which voting and dispositive power in certain cases is held by SMH Capital Advisors, Inc., of which Mr. Cummer and Mr. Moyers are officers and directors.

(6)
Represents 352,346 shares of Common Stock issuable upon conversion of 102,427 shares of Series B Preferred owned directly and 181,902 shares of Common Stock issuable upon conversion of 52,879 shares of Series B Preferred owned by Investors Strategic Partners I, Ltd., a Texas limited partnership ("ISP"), of which Hulen Capital Partners, Inc., a Texas corporation ("HCP"), is the general partner. Mr. Cummer is an officer, director and shareholder of HCP and shares voting and investment power with Mr. Moyers with respect to the shares owned by ISP. Does not include 219,517 shares of Series A Preferred owned directly and 113,327 shares of Series A Preferred owned by ISP. The shares of Series A Preferred are not convertible and have no voting rights except as required by law.

(7)
Represents 173,030 shares of Common Stock issuable upon conversion of 50,300 shares of Series B Preferred owned directly and 181,902 shares of Common Stock issuable upon conversion of 52,879 shares of Series B Preferred owned by ISP. Mr. Moyers is an officer, director and shareholder of HCP, the general partner of ISP, and shares voting and investment power with Mr. Cummer with respect to the shares owned by ISP. Does not include 107,802 shares of Series A Preferred owned directly and 113,327 shares of Series A Preferred owned by ISP. The shares of Series A Preferred are not convertible and have no voting rights except as required by law.

(8)
Mr. McMillen's address is 6714 La Costa, Rowlett, Texas 75088.

(9)
Mr. Richards' business address is 1601 Main Street, Suite 300, Dallas, Texas 75201.

(10)
Mr. Dawson's business address is 1108 South Main Street, Weatherford, Texas 76086.

(11)
Represents 9,274 shares of Common Stock issuable upon conversion of 2,696 shares of Series B Preferred owned by Dawson Properties. Ltd., a Texas limited partnership of which Mr. Dawson is general partner. Does not include 5,778 shares of Series A Preferred owned by Dawson Properties. Ltd. The shares of Series A Preferred are not convertible and have no voting rights except as required by law.

(12)
Represents 181,902 shares of Common Stock issuable upon conversion of 52,879 shares of Series B Preferred owned directly. Does not include 107,802 shares of Series A Preferred owned directly. The shares of Series A Preferred are not convertible and have no voting rights except as required by law.

COMPENSATION COMMITTEE REPORT

Overview

        The Compensation Committee of the Board of Directors supervises the Company's executive compensation. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information and may consult with independent compensation consultants.

        The Company seeks to provide an overall level of compensation to the Company's executives that are competitive within the pawnshop industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal, or individual circumstances warrant it.

        In general, the Company compensates its executive officers through a combination of base salary and long-term incentive compensation in the form of stock options.

Base Salary

        Base salary levels for the Company's executive officers are set generally to be competitive in relation to the salary levels of executives at other companies in the pawnshop industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries, the Compensation Committee takes into consideration executive compensation surveys and other available information and individual experience and performance.

Long-Term Incentive Compensation

        The Company provides long-term incentive compensation through the 2003 Stock Option Plan and the 2003 Stock Incentive Plan, which are described elsewhere in this Proxy Statement. The number of shares covered by any grant is generally determined by the then current stock price, subject in certain circumstances, to vesting requirements. In special cases, grants may be made to reflect increased responsibilities or reward extraordinary performance.

Chief Executive Officer Compensation

        Mr. Boudreau was named Chief Executive Officer of the Company in June 2001. Mr. Boudreau's base salary was $144,554 for Fiscal 2002. Mr. Boudreau did not receive any stock option grants during Fiscal 2002. The Compensation Committee believes that the total cash compensation paid to Mr. Boudreau was appropriate in light of the Company's accomplishments during Fiscal 2002, including the successful confirmation of the Reorganization Plan and completion of the Company's financial and operational restructuring.

        These accomplishments also support the Compensation Committee's belief that the Fiscal 2002 cash compensation of the Company's other executive officers was set at appropriate levels.

                      Compensation Committee
                      Donnelly McMillen, Chairman
                      Carroll Dawson
                      James R. Richards

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee is an officer, former officer or employee of the Company or any subsidiary of the Company. No interlocking relationship exists between the members of the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company.

EXECUTIVE COMPENSATION

        The following table sets forth the cash and noncash compensation for Fiscal 2002, Fiscal 2001, Fiscal 2000 and Fiscal 1999 of (i) the two individuals who served as the Chief Executive Officer of the Company during Fiscal 2002 and (ii) the three other most highly compensated executive officers of the Company who were serving as executive officers of the Company as of the end of Fiscal 2002 and whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

Annual Compensation(6)
Name and Principal Position	Year*	Salary($)	Bonus($)	Other Annual Compensation (#)
John R. Boudreau(1) Chairman, President and Chief Executive Officer	2002 2001	144,554 89,169	— —	— —
Robert W. Schleizer(2) Chief Financial Officer and Executive Vice President	2002 2001 2000	245,762 270,375 7,219	— — —	— — —
Carson R. Thompson(3) Chairman of the Board and Chief Executive Officer	2002 2001 2000 1999	— 67,307 182,692 164,424	— — — —	7,210 — — —
Roger F. Hogan(4) Chief Operating Officer	2002 2001 2000 1999	91,000 67,333 58,958 44,000	13,813 24,289 9,006 8,218	— — — —
Randall L. Haden(5) Vice President—Information Systems	2002 2001 2000 1999	100,000 100,000 101,538 90,000	— — — —	— — — —

*
On May 24, 2002 the Board of Directors changed the Company's fiscal year end from the Saturday nearest January 31 to June 30. Fiscal Year 2002 refers to the new fiscal year ended June 30, 2002 and overlaps Fiscal Year 2001 by seven months.

(1)
Mr. Boudreau was appointed Chairman, President and Chief Executive Officer in June 2001. He resigned as Chairman in September 2002.

(2)
Mr. Schleizer is a partner with Tatum CFO Partners, LLP ("Tatum"), which receives a resource fee equal to 20% of Mr. Schleizer's salary. Tatum received total payments of $41,933, $37,913 and $6,693 in Fiscal 2002, Fiscal 2001 and Fiscal 2000, respectively.

(3)
Mr. Thompson resigned from the Company in May 2001. Included in his compensation is a severance payment of $12,500 paid in June 2001. The remaining $37,500 of Mr. Thompson's severance payment was paid through the issuance of 7,210 shares of the Company's Common Stock pursuant to the Reorganization Plan.

(4)
Mr. Hogan joined the Company in November 1994 as a Store Associate. He was promoted to Store Manager in April 1995, District Manager in August 1995, Regional Manager in January 2001, and to Chief Operating Officer in October 2001.

(5)
Mr. Haden joined the Company in February 1994 as Vice President—Information Services. Mr. Haden's employment with the Company ended in October 2002.

(6)
The Named Executive Officers received personal benefits in addition to salary and bonuses. The aggregate amount of such personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus.

Stock Option and Restricted Stock Plans

        There were no grants of options to purchase shares of common stock under the PawnMart, Inc. 1997 Employee Stock Option Plan or the 1997 Directors' Option Plan (collectively, the "Former Plans") during Fiscal 2002 to Named Executive Officers. Additionally, there were no exercises of stock options by any of the Named Executive Officers during Fiscal 2002. The Former Plans were terminated and the Company's outstanding common and preferred stock and all warrants and options were cancelled on the Effective Date of the Reorganization Plan for no value.

        On December 16, 2002 the Board of Directors adopted the PawnMart, Inc. 2003 Stock Option Plan (the "Plan") and the PawnMart, Inc. 2003 Stock Incentive Plan (the "Incentive Plan"), both subject to approval by the stockholders at the Annual Meeting. Both Plans were effective as of January 1, 2003. The Company has reserved the greater of (1) 675,000 shares of Common Stock and (2) fifteen percent (15%) of the total number of shares of Common Stock of the Company from time to time outstanding for issuance upon the exercise of Options granted to employees, including executive officers, non-employee directors and consultants under the Plan. The Company has reserved the greater of (1) 325,000 shares of Common Stock and (2) five percent (5%) of the total number of shares of Common Stock of the Company from time to time outstanding for grant to key employees of the Company, including executive officers, pursuant to Incentive Awards under the Incentive Plan.

Employment Agreements, Termination of Employment and Change-In-Control Arrangements

        The Company does not currently have an employment agreement with any member of its executive staff, and has not entered into any arrangements regarding termination of employment or a change in control of the Company.

AUDIT AND FINANCE COMMITTEE REPORT

        The primary purpose of the Audit and Finance Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting process, and is more fully described in its charter which the Committee has adopted, a copy of which is attached to this Proxy Statement as Exhibit D.

        Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company's independent auditors are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

        KPMG LLP served as the Company's independent auditors for Fiscal 2001 and Grant Thornton LLP served as the Company's independent auditors for the period from April 2, 2002 to June 30, 2002.

        The Committee has reviewed and discussed the audited financial statements of the Company for Fiscal 2001 with the Company's management and has discussed with KPMG LLP the matters required to be discussed by Statements on Auditing Standards Board Standard No. 61, as amended, Communication with Audit Committees. In addition, KPMG LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with KPMG LLP their independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for Fiscal 2001 for filing with the Securities and Exchange Commission (the "SEC").

                      Audit and Finance Committee

                      James R. Richards, Chairman
                      Carroll Dawson
                      Donnelly McMillen

        In the opinion of the Board of Directors, no member of the Audit and Finance Committee has a relationship with the Company that would interfere with the exercise of that member's independent judgment in carrying out the responsibilities of a director.

AUDIT AND RELATED FEES

        The table below shows the fees the Company paid or accrued for the audit and other services provided by Grant Thornton LLP for Fiscal 2001. The Company's Audit and Finance Committee determined that Grant Thornton LLP's provision of the non-audit services during these periods was compatible with maintaining its audit independence.

Aggregate Fees Billed For	Fiscal 2001
Audit Fees	$71,200
Financial Information Systems Design and Implementation Fees	n/a
All Other Fees	n/a
Total	$71,200

        Audit Fees.    This category includes the fees for the examination of the Company's consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements, and the preparation of an annual "management letter" on internal control matters.

        Financial Information Systems Design and Implementation Fees.    KPMG LLP and Grant Thornton LLP did not bill the Company for financial information systems design and implementation during Fiscal 2001.

        All Other Fees.    This category would include any fees associated with KPMG LLP's and Grant Thornton LLP's consulting services provided to the Company during Fiscal 2001 for the following: (i) bankruptcy reorganization; (ii) tax matters; (iii) real estate matters; and (iv) miscellaneous matters. The Company paid no fees for any of these services.

PERFORMANCE GRAPH

        The following Performance Graph shows the changes since March 17, 1998 (the date the Company's Common Stock commenced public trading) in the value of $100.00 invested in (1) the Company's Common Stock, (2) the NASDAQ Stock Market—U.S. Index, and (3) the common stock of a peer group of companies whose returns are weighted according to their respective market capitalizations. The values of each investment are based on share price changes and the reinvestment of dividends, if any. The peer group selected by the Company includes the Company, Cash America International, Inc., First Cash Financial Services, Inc., and EZCORP, Inc.

        The comparisons shown in the following Performance Graph are based upon historical data. The Company cautions that the stock price performance shown in the Performance Graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock.

        On July 9, 2001 the Company filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the "Bankruptcy Court") in the case of PawnMart, Inc., Debtor, Case No. 01-44957-BJH-11. On May 31, 2002 (the "Effective Date"), pursuant to the terms of the Plan of Reorganization, filed by the Company and confirmed by the Bankruptcy Court, the Company cancelled all equity interests of its common and preferred stockholders and interests of any holders of options or warrants for no value and issued a total of 2,079,948 shares of Common Stock to its unsecured creditors in satisfaction of their unsecured claims. Therefore, the historical data reflected in the following Performance Graph prior to the Effective Date may not be representative of the future performance of the reorganized Company.

        Information used in the Performance Graph was obtained from Media General Financial Services, Inc., a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

PERFORMANCE GRAPH OF CUMULATIVE TOTAL
RETURN AMONG PAWNMART, INC., THE NASDAQ
STOCK MARKET—U.S. INDEX AND PEER GROUP

	03/17/98	01/30/99	01/29/00	02/03/01	02/02/02	06/30/02
PawnMart, Inc.	$100.00	$37.86	$37.86	$3.12	$0.53	$0.23
NASDAQ—U.S. Index	$100.00	$138.28	$206.85	$148.10	$104.34	$80.00
Peer Group	$100.00	$99.13	$59.09	$32.13	$49.88	$57.01

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Certain Relationships and Related Party Transactions

        The Company was not a party to any transactions or series of transactions with directors, nominees for directors, or executive officers in amounts exceeding $60,000 during Fiscal 2002 other than the following:

        Effective August 30, 2002, C/M Holdings, Inc., a Texas corporation ("CMHI"), an affiliate of Jeffrey A. Cummer and Dwayne A. Moyers, directors and executive officers of the Company, was merged with and into the Company (the "Merger"). Pursuant to the Merger, the shareholders of CMHI were issued 500,042 shares of Series B Preferred, convertible, as of August 30, 2002, into approximately 1,720,130 shares of Common Stock, which equaled approximately 45% of the issued and outstanding shares of Common Stock of the Company as of that date. Mr. Cummer and Mr. Moyers collectively own of record and beneficially 205,606 shares of Series B Preferred which are convertible into 707,278 shares, or 18.6%, of the Common Stock of the Company. A value of $2,500,000 was assigned to the shares of Series B Preferred issued to the shareholders of CMHI. The shareholders of CMHI were also issued 1,071,636 shares of Series A Preferred, which is not convertible into shares of Common Stock. Mr. Cummer and Mr. Moyers collectively own of record and beneficially 440,646 shares of Series A Preferred. Both the Series A Preferred and the Series B Preferred bear an annual dividend of $0.25 per share. In connection with the Merger, Mr. Cummer and Mr. Moyers each received a one-time investment fee of $75,000 from the Company.

        During Fiscal 2001 the Company secured a $600,000 subordinated credit facility from Hulen Pawn Shop Investors, L.L.C. (the "Hulen Note"), an affiliate of Jeffrey A. Cummer and Dwayne A. Moyers, directors and executive officers of the Company, which loan was approved by the Bankruptcy Court on July 16, 2001. The Hulen Note had a maturity date of December 31, 2002, bore interest at a rate of the prevailing prime rate plus 5%, and was convertible, at the option of the lender, into up to 12% of the Common Stock of the reorganized Company. The Hulen Note was repaid in full in September 2002.

        No family relationship exists among the executive officers and directors of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the 1934 Act requires the Company's directors, executive officers and holders of more than ten percent (10%) of the Common Stock to file with the SEC initial reports of ownership and reports of subsequent changes in ownership. Such persons are required by the regulations of the SEC to furnish the Company with copies of all Section 16(a) reports they file with the SEC. The SEC has established specific due dates for these reports and the Company is required to disclose in this Proxy Statement any late filings or failures to file.

        Based solely on the Company's review of the copies of such forms (and amendments thereto) furnished to the Company and written representations from certain reporting persons that no additional reports were required, the Company believes that all the Company's directors, executive officers and holders of more than ten percent (10%) of the Common Stock complied with all Section 16(a) filing requirements during Fiscal 2002 except for the late filing by Messrs. Boudreau, Hogan, McMillen, Richards and Schleizer, who each inadvertently filed a late Form 3 reporting ownership of securities of the Company as of the date he became an executive officer and/or a director of the Company.

OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, it is the intention of the attorneys-in-fact named in the accompanying proxy to vote in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

        Stockholder proposals to be included in the Company's Proxy Statement relating to the next Annual Meeting of Stockholders of the Company must be received no later than September 30, 2003 at the Company's principal executive offices, 2175 Old Concord Road, Suite 200, Smyrna, Georgia 30080, Attention: Corporate Secretary. Stockholders of the Company who intend to nominate candidates for election as a director or to bring other business before the meeting must also comply with the applicable procedures set forth in the Company's Bylaws. See "Stockholder Nomination of Director Candidates." The Company will furnish copies of such Bylaw provisions upon written request to the Secretary of the Company at the aforementioned address. It is suggested that proponents submit their proposals by certified mail, return receipt requested.

STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES

        The Bylaws of the Company provide that any stockholder of record who is entitled to vote for the election of directors at a meeting called for that purpose may nominate persons for election to the Board of Directors subject to the following notice requirements.

        As described more fully in the Company's Bylaws, a stockholder desiring to nominate a person for election to the Board of Directors must send a written notice to the Secretary of the Company setting forth (i) as to each person who the stockholder proposes to nominate, all information required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) as to the stockholder giving the notice: (a) the name and address of such stockholder as it appears on the Company's books and (b) the class and number of shares of the Company that are owned of record by such stockholder. To be timely, notice of persons to be nominated by a stockholder as a director at a meeting of stockholders must be delivered to or mailed and received at the principal executive offices of the Company not more than one hundred five (105) nor less than seventy-five (75) days before the first anniversary of the preceding year's annual meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

        A copy of the Company's Annual Report on Form 10-K, as filed with the SEC, will be furnished without charge to stockholders upon receipt by the Company of a request addressed to PawnMart, Inc., 2175 Old Concord Road, Suite 200, Smyrna, Georgia 30080, Attention: Corporate Secretary.

        The enclosed form of proxy has been prepared at the direction of the Company, of which you are a stockholder, and is sent to you at the request of the Board of Directors. The proxies and attorneys-in-fact named herein have been designated by your Board of Directors.

        The Board of Directors of the Company urges you, even if you presently plan to attend the Annual Meeting, to execute the enclosed proxy and mail it as indicated immediately. You may revoke your proxy and vote in person if you are in fact able to attend the Annual Meeting.

PAWNMART, INC.
By Order of the Board of Directors,
Dwayne A. Moyers, Chairman of the Board

January 28, 2003
Smyrna, Georgia

EXHIBIT A

PROPOSED AMENDMENT TO ARTICLE I OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF PAWNMART, INC.

CHANGE OF COMPANY NAME

"ARTICLE 1
NAME

The name of the Corporation is Xponential, Inc."

EXHIBIT B

PAWNMART, INC.
2003 STOCK OPTION PLAN

        1.    Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Nonemployee Directors, and Consultants, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

        2.    Definitions. As used herein, the following definitions shall apply:

                (a)    "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                (b)    "Applicable Laws" means the legal requirements relating to the administration of stock option plans under Delaware corporate and securities laws and the Code.

                (c)    "Board" means the Board of Directors of the Company.

                (d)    "Change in Control" means the acquisition by any person or entity, directly, indirectly or beneficially, acting alone or in concert, of more than thirty-five percent (35%) of the Common Stock of the Company outstanding at any time.

                (e)    "Code" means the Internal Revenue Code of 1986, as amended.

                (f)    "Committee" means a committee appointed by the Board in accordance with Section 4 of the Plan.

                (g)    "Common Stock" means the common stock, $0.01 par value, of the Company.

                (h)    "Company" means PawnMart, Inc., a Delaware corporation.

                (i)    "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

                (j)    "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) military leave, sick leave, or any personal leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor, or (iii) in the discretion of the Administrator as specified at or prior to such occurrence, in the case of a spin-off, sale, or disposition of the Optionee's employer from the Company or any Parent or Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the ninety-first (91st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

                (k)    "Director" means a member of the Board.

                (l)    "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                (m)    "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.

                (n)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                (o)    "Fair Market Value" means, with reference to one Share on the date in question, (i) the closing sales price on the immediately preceding business day of a Share as reported on the principal securities exchange on which Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a Share on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported. If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Administrator in its discretion exercised in good faith. In this respect, the Administrator may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

                (p)    "Incentive Stock Option" means an Option that qualifies as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                (q)    "Nonemployee Director" means a Director who is not an employee of the Company.

                (r)    "Nonstatutory Stock Option" means an Option that does not qualify as an Incentive Stock Option.

                (s)    "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is subject to the terms and conditions of the Option Agreement.

                (t)    "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                (u)    "Option" means a stock option granted pursuant to the Plan

                (v)    "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                (w)    "Optioned Stock" means the Common Stock subject to an Option.

                (x)    "Optionee" means an Employee, Consultant or Nonemployee Director who holds an outstanding Option.

                (y)    "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (z)    "Plan" means this 2003 Stock Option Plan.

              (aa)    "Publicly Held Corporation" means a corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

              (bb)    "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

              (cc)    "Securities Act" means the Securities Act of 1933, as amended.

              (dd)    "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

              (ee)    "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code. In the case of an Option that is not intended to qualify as an

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Incentive Stock Option, the term "Subsidiary" shall also include any other entity in which the Company, or any Parent or Subsidiary of the Company has a significant ownership interest.

        3.    Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 675,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

        4.    Administration of the Plan.

                (a)    Administrator. The Plan shall be administered by a Committee approved by the Board (which Committee shall consist of two or more Directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that the Directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3) and "outside directors" (within the meaning of Code Section 162(m)). However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Option granted by the Committee which Option is otherwise validly granted under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the delegate or delegates that were consistent with the terms of the Plan.

                (b)    Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                            (i)    to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

                          (ii)    to select the Employees, Nonemployee Directors, and Consultants to whom Options may be granted hereunder;

                          (iii)    to determine whether and to what extent Options are granted;

                          (iv)    to determine the number of Shares to be covered by each Option granted hereunder;

                          (v)    to approve forms of agreement for use under the Plan, including the Notices of Grant and the Option Agreements;

                          (vi)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                         (vii)    to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

                        (viii)    to amend the terms of any Option or to waive any conditions or obligations of an Optionee under or with respect to any Option;

                          (ix)    to prescribe, amend, and rescind rules and regulations relating to the Plan;

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                          (x)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator; and

                          (xi)    to make all other determinations deemed necessary or advisable for administering the Plan.

                (c)    Effect of Administrator's Decisions. The Administrator's decisions, determinations, and interpretations shall be final and binding on all Optionees and any other holders of Options.

        5.    Eligibility. Nonstatutory Stock Options may be granted to Employees, Nonemployee Directors, and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Consultant or Nonemployee Director who has been granted an Option may be granted additional Options.

        6.    Limitations.

                (a)    Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to an Optionee's Incentive Stock Options granted by the Company or any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                (b)    Neither the Plan nor any Option shall confer upon an Optionee any right to continued employment, directorship, or service with the Company nor shall it interfere in any way with the Company's right to terminate the employment or service at any time, with or without cause, of any Employee or Consultant.

                (c)    The following provisions shall apply to grants of Options to Employees:

                         (i)    No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 Shares.

                        (ii)    The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

        7.    Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 18 of the Plan. The Plan shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

        8.    Term of Option. The term of each Option shall be stated in the Notice of Grant, but shall not exceed ten (10) years; provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall not be longer than five (5) years from the date of grant.

        9.    Option Exercise Price and Consideration.

                (a)    Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, but shall not be less than the Fair Market Value per Share on the date of grant of the Option. In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

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                (b)    Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In doing so, the Administrator may specify that an Option may not be exercised until the completion of a service period.

                (c)    Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, at the time of grant. Such consideration may consist entirely of:

                          (i)    cash;

                         (ii)    check; or

                        (iii)    such other consideration and method of payment for the issuance of Shares to the extent approved by the Administrator and permitted by Applicable Laws.

        10.  Exercise of Option.

                (a)    Procedure for Exercise; Rights as a Stockholder. Any Option granted thereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate, either in book entry form or in certificate form, promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (b)    Withholding Requirements. No later than the date as of which an amount first becomes includable in the gross income of an Optionee for Federal income tax purposes with respect to any Option under the Plan, the Optionee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Shares, including Shares that are part of the Option that give rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangement and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to Optionee. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Shares.

                (c)    Termination of Employment, Consulting Relationship or Directorship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant or an Optionee's directorship, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it as the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for thirty (30) days following the

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Optionee's termination of Continuous Status as an Employee or Consultant or the Optionee's directorship. In the case of an Incentive Stock Option, such period of time shall not exceed thirty (30) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (d)    Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates or an Optionee's directorship terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee does not exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (e)    Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        11.  Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator determines that an Option is transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

        12.  Adjustments Upon Changes in Capitalization, Dissolution, or Liquidation, Corporate Transaction, or Change in Control.

                (a)    Changes in Capitalization. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of Shares), the authorization limits under Sections 3 and 6(c)(i) of the Plan shall be adjusted proportionately, and the Administrator may adjust Options to preserve the benefits or potential benefits of the Options. Action by the Administrator may include (i) adjustment of the number and kind of Shares which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Options; (iii) adjustment of the exercise price of outstanding Options; and (iv) any other adjustments that the Administrator determines to be equitable. In addition, the Administrator may, in its sole discretion, provide (i) that Options will be settled in cash rather than Stock, (ii) that Options will be assumed by another party to a transaction or otherwise be equitably converted in connection with such transaction, or (iii) any combination of the foregoing. The Administrator's determination need not be uniform and may be different for different Optionees whether or not such Optionees are similarly situated. Without limiting the foregoing, in the event a

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stock dividend or stock split is declared upon the Shares, the authorization limits under Sections 3 and 6(c)(i) shall be increased proportionately, and the Shares then subject to each Option shall be increased proportionately without any change in the aggregate purchase price therefor.

                (b)    Dissolution or Liquidation. To the extent not previously exercised, Options will terminate immediately prior to the consummation of any proposed dissolution or liquidation of the Company. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 6(a), the excess Options shall be deemed to be Nonstatutory Stock Options.

                (c)    Corporate Transaction. In the event of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction, or the sale or other disposition of all or substantially all of the assets of the Company to an entity that is not an affiliate of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period or, in the discretion of the Administrator, the Option shall be settled in cash rather than stock upon the consummation of such corporate transaction. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 6(a), the excess Options shall be deemed to be Nonstatutory Stock Options.

                (d)    Change in Control. In the event of a Change in Control, the unexercised portion of each Option then outstanding shall become wholly vested and immediately exercisable. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 6(a), the excess Options shall be deemed to be Nonstatutory Stock Options.

        13.  Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of grant.

        14.  Amendment and Termination of the Plan.

                (a)    Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan without stockholder approval; provided, however, that the Board may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other Applicable Laws, policies or regulations.

                (b)    Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

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        15.  Conditions Upon Issuance of Shares.

                (a)    Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                (b)    Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        16.  Liability of Company.

                (a)    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                (b)    Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(a) of the Plan.

        17.  Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        18.  Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable Federal and Delaware law.

        19.  Restriction on Repricing. Without the prior approval of the stockholders of the Company, the Administrator shall not reprice any Options issued under the Plan through cancellation and regrant, by lowering the exercise price, or by any other means.

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EXHIBIT C

         PAWNMART, INC.
2003 STOCK INCENTIVE PLAN
January 1, 2003

PAWNMART, INC.
2003 STOCK INCENTIVE PLAN

SECTION 1.
GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS

        1.1  PURPOSE

                The purpose of the Plan is to foster and promote the long-term financial success of PawnMart, Inc. (the "Company") and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, (b) motivating superior performance of key Employees by means of long-term performance related incentives, (c) encouraging and providing key Employees with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining key Employees by providing competitive incentive compensation opportunities, and (e) enabling key Employees to share in the long-term growth and success of the Company. The Plan provides for the granting of Restricted Stock Awards to key Employees of the Company and it is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

        1.2  DEFINITIONS

                The following terms shall have the meanings set forth below:

                (a)    ADMINISTRATOR. The Board or the Committee appointed by the Board to administer the Plan.

                (b)    AUTHORIZED OFFICER. The Chairman of the Board or the Chief Executive Officer of the Company or any other senior officer of the Company to whom either of them delegate the authority to execute any RSA Agreement for and on behalf of the Company. No officer shall be an Authorized Officer with respect to any RSA Agreement for himself.

                (c)    BOARD. The Board of Directors of the Company.

                (d)    CAUSE. When used in connection with the termination of a Participant's Employment, shall mean the termination of the Participant's Employment by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform the material duties assigned to him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Participant, without the written approval of the Board, in any activity which competes with the business of the Company or which would result in a material injury to the business, reputation or goodwill of the Company.

                (e)    CHANGE IN CONTROL. The occurrence of any one of the following events:

                          (i)    There is an acquisition by a "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the total voting power of all the Company's then outstanding securities entitled to vote generally in the election of directors to the Board; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or its Parent or Subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the

Company or its Parent or Subsidiaries, or (iii) any acquisition consummated with the prior approval of the Board; or

                          (ii)    During a period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board, and any new director(s) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office, who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

                          (iii)    The Company becomes a party to a merger, plan of reorganization, consolidation or share exchange in which either (i) the Company will not be the surviving corporation or (ii) the Company will be the surviving corporation and any outstanding shares of the Company's common stock will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities, cash or other property (excluding payments made solely for fractional shares); or

                          (iv)    The shareholders of the Company approve a merger, plan of reorganization, consolidation or share exchange with any other corporation, and immediately following such merger, plan of reorganization, consolidation or share exchange the holders of the voting securities of the Company outstanding immediately prior thereto hold securities representing fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, plan of reorganization, consolidation or share exchange; PROVIDED, HOWEVER, that notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if one-half (1/2) or more of the members of the Board of the Company or such surviving entity immediately after such merger, plan of reorganization, consolidation or share exchange is comprised of persons who served as directors of the Company immediately prior to such merger, plan of reorganization, consolidation or share exchange or who are otherwise designees of the Company; or

                          (v)    Upon approval by the Company's stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a Parent or Subsidiary; or

                          (vi)    Any other event that a majority of the Board, in its sole discretion, shall determine constitutes a Change in Control hereunder.

                (f)    CODE. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

                (g)    COMMITTEE. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. During such period that the Company is a Publicly Held Corporation, the Plan shall be administered by the Board or a committee appointed by the Board consisting of not less than two directors. It is intended that the two directors appointed to serve on the Committee fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Section 162(m) of the Code. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Incentive Award granted by the Committee which Incentive Award is otherwise validly granted under the Plan. The Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate

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committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

                (h)    COMMON STOCK. The common stock of the Company, $.01 par value per share, and any class of common stock into which such common stock may hereafter be converted, reclassified or recapitalized.

                (i)    COMPANY. PawnMart, Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.

                (j)    COVERED EMPLOYEE. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation Section 1.162-27(c) (or its successor), during such period that the Company is a Publicly Held Corporation.

                (k)    DISABILITY. As determined by the Administrator in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Participant is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Administrator and, in this respect, the Participant shall submit to an examination by such physician upon request.

                (l)    EFFECTIVE DATE. January 1, 2003.

                (m)    EMPLOYEE. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Administrator, is one of a select group of executive officers, other officers, or other key personnel of the Company (or any Parent or Subsidiary), who is in a position to contribute materially to the growth and development and to the financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

                (n)    EMPLOYMENT. Employment by the Company (or any Parent or Subsidiary). In this regard, neither the transfer of a Participant from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Participant from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Participant. Moreover, the Employment of a Participant shall not be deemed to have been terminated because of an approved Leave of Absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or during military leave for any period (if the Participant returns to active Employment within 90 days after the termination of military leave), or during any period required to be treated as a Leave of Absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized Leave of Absence shall constitute termination of Employment hereunder shall be determined by the Administrator in its discretion.

                (o)    EXCHANGE ACT. The Securities Exchange Act of 1934, as amended.

                (p)    FAIR MARKET VALUE. The Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a Share on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there

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was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported. If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Administrator in its discretion exercised in good faith. In this respect, the Administrator may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

                (q)    INCENTIVE AWARD. A grant of a Restricted Stock Award under the Plan to a Participant, as well as any Supplemental Payment.

                (r)    INSIDER. An individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

                (s)    PARENT. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in Section 424(e) of the Code.

                (t)    PARTICIPANT. Any Employee who is granted an Incentive Award under the Plan.

                (u)    PERFORMANCE-BASED EXCEPTION. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

                (v)    PLAN. The PawnMart, Inc. 2003 Stock Incentive Plan as set forth herein and as it may be amended from time to time.

                (w)    PUBLICLY HELD CORPORATION. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

                (x)    RESTRICTED STOCK. Shares of Common Stock issued or transferred to a Participant pursuant to SECTION 2.

                (y)    RESTRICTED STOCK AWARD. An authorization by the Administrator to issue or transfer Restricted Stock to a Participant.

                (z)    RESTRICTION PERIOD. The period of time determined by the Administrator and set forth in the RSA Agreement during which the transfer of Restricted Stock by the Participant is restricted.

            (aa)    RETIREMENT. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Administrator in the Employee's RSA Agreement.

            (bb)    RSA AGREEMENT. The written agreement entered into between the Company and the Participant setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in SECTION 3.1(a).

            (cc)    SHARE. A share of the Common Stock of the Company.

            (dd)    SHARE POOL. The number of shares authorized for issuance under SECTION 1.4, as adjusted for Incentive Awards under SECTION 1.5 and as adjusted for changes in corporate capitalization under SECTION 3.4.

            (ee)    SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

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            (ff)    SUPPLEMENTAL PAYMENT. Any amount, as described in SECTION 2.4 that is dedicated to payment of income taxes which are payable by the Participant resulting from an Incentive Award.

        1.3  PLAN ADMINISTRATION

                (a)    AUTHORITY OF THE ADMINISTRATOR. Except as may be limited by law and subject to the provisions herein, the Administrator shall have full power to (i) select Participants who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and RSA Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any RSA Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Administrator shall make all other determinations which may be necessary or advisable for the administration of the Plan. The Administrator may grant an Incentive Award to an individual who it expects to become an Employee within the next six months, with such Incentive Award being subject to such individual actually becoming an Employee within such time period, and subject to such other terms and conditions as may be established by the Administrator in its discretion.

                (b)    MEETINGS. The Administrator shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Administrator, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Administrator and the Administrator may hold telephonic meetings. The Administrator may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

                (c)    DECISIONS BINDING. All determinations and decisions made by the Administrator shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries. The Administrator's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Participants, whether or not such Incentive Awards are similar or such Participants are similarly situated.

                (d)    MODIFICATION OF OUTSTANDING INCENTIVE AWARDS. Subject to the stockholder approval requirements of SECTION 4.1 if applicable, the Administrator may, in its discretion, accelerate the vesting of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Participant to whom such Incentive Award was granted or (ii) consented to by such Participant.

                (e)    DELEGATION OF AUTHORITY. The Administrator may delegate to designated officers or other employees of the Company any of its duties under this Plan pursuant to such conditions or limitations as the Administrator may establish from time to time; provided, however, while the Company is a Publicly Held Corporation, the Administrator may not delegate to any person the authority to (i) grant Incentive Awards or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

                (f)    EXPENSES OF ADMINISTRATOR. The Administrator may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the

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Company, and other agents as the Administrator may deem appropriate for the administration of the Plan. The Administrator may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Administrator in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

                (g)    INDEMNIFICATION. Each person who is or was a member of the Administrator shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        1.4  SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

                Subject to adjustment under SECTION 3.4, there shall be available for Incentive Awards under this Plan an aggregate number of shares of Common Stock equal to the greater of (i) 325,000 shares and (ii) a number of shares equal to 5% of the total number of shares of Common Stock from time to time outstanding. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Participant or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Administrator may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards. During such period that the Company is a Publicly Held Corporation, then unless and until the Administrator determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, subject to adjustment as provided in SECTION 3.4, the maximum aggregate number of Shares of Common Stock that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be 100,000 Shares. The foregoing limitation shall be construed and administered so as to comply with the Performance-Based Exception.

        1.5  SHARE POOL ADJUSTMENTS FOR INCENTIVE AWARDS

                A Restricted Stock Award shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool. A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool.

        1.6  COMMON STOCK AVAILABLE

                The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued Shares, or (c) Shares to be purchased or acquired by the Company. No fractional Shares shall be issued under the Plan; payment for fractional Shares shall be made in cash.

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        1.7  PARTICIPATION

                (a)    ELIGIBILITY. The Administrator shall from time to time designate those Employees to be granted Incentive Awards under the Plan, the number of Shares which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Participant who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

SECTION 2.
RESTRICTED STOCK

        2.1  AWARD OF RESTRICTED STOCK

                (a)    GRANT. In consideration of the performance of Employment by any Participant who is an Employee, Shares of Restricted Stock may be awarded under the Plan by the Administrator with such restrictions during the Restriction Period as the Administrator may designate in its discretion, any of which restrictions may differ with respect to each particular Participant. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Administrator may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an RSA Agreement.

                (b)    IMMEDIATE TRANSFER WITHOUT IMMEDIATE DELIVERY OF RESTRICTED STOCK. Unless otherwise specified in the Participant's RSA Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Participant in consideration of the performance of services as an Employee entitling such Participant to all voting and other ownership rights in such Shares. As specified in the RSA Agreement, a Restricted Stock Award may limit the Participant's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a "substantial risk of forfeiture" (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the RSA Agreement, the Administrator may apply any restrictions to the dividends that the Administrator deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Administrator may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid. Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Participant and held, together with a stock power endorsed in blank, by the Administrator or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Administrator, as determined by the Administrator, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Participant's RSA Agreement. The Company or Administrator (or their delegates) shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

        2.2  RESTRICTIONS

                (a)    FORFEITURE OF RESTRICTED STOCK. Restricted Stock awarded to a Participant may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a "substantial risk of forfeiture" (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Administrator in the RSA

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Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Participant to such Shares shall terminate; and (iii) any other restrictions that the Administrator determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Participant's RSA Agreement.

                (b)    ISSUANCE OF CERTIFICATES. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

    THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE PAWNMART, INC. 2003 STOCK INCENTIVE PLAN AND AN RSA AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND PAWNMART, INC. A COPY OF THE PLAN AND RSA AGREEMENT ARE ON FILE IN THE CORPORATE OFFICES OF PAWNMART, INC.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the RSA Agreement.

                (c)    REMOVAL OF RESTRICTIONS. The Administrator, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

        2.3  DELIVERY OF SHARES OF COMMON STOCK

                Subject to withholding taxes under SECTION 4.3 and to the terms of the RSA Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the RSA Agreement have been satisfied shall be delivered to the Participant or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Participant or other appropriate recipient.

        2.4  SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

                The Administrator, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Administrator, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Participant is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Administrator. The Administrator shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Administrator at the time of payment.

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SECTION 3.
PROVISIONS RELATING TO PLAN PARTICIPATION

        3.1  PLAN CONDITIONS

                (a)    RSA AGREEMENT. Each Participant to whom an Incentive Award is granted shall be required to enter into an RSA Agreement with the Company, in such a form as is provided by the Administrator. The RSA Agreement shall contain specific terms as determined by the Administrator, in its discretion, with respect to the Participant's particular Incentive Award. Such terms need not be uniform among all Participants or any similarly-situated Participants. The RSA Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Participant's Incentive Award, as well as, for example, provisions to the effect that the Participant (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Administrator, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Participant and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, an agreement restricting the transferability of Shares by Participant. An RSA Agreement shall include such terms and conditions as are determined by the Administrator, in its discretion, to be appropriate with respect to any individual Participant. The RSA Agreement shall be signed by the Participant to whom the Incentive Award is made and by an Authorized Officer.

                (b)    NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Participant or affect the right of the Company to terminate the Employment of any Participant at any time without regard to the existence of the Plan.

                (c)    SECURITIES REQUIREMENTS. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Administrator, in its discretion, deems necessary or desirable. If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

    THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

9

        3.2  TRANSFERABILITY

                No Incentive Award and no right under the Plan, contingent or otherwise, will be (i) assignable, saleable, or otherwise transferable by a Participant except by will or by the laws of descent and distribution, or (ii) subject to any encumbrance, pledge, lien, assignment or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Administrator has been furnished with a copy of the deceased Participant's enforceable will or such other evidence as the Administrator deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this SECTION 3.2 shall be void and ineffective.

        3.3  LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

                The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Administrator may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Administrator shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Participant may, by written notice to the Administrator, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

        3.4  CHANGE IN STOCK AND ADJUSTMENTS

                In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of Shares, or of any similar change affecting the Common Stock, the number and class of Shares which thereafter may be acquired under the Plan, the number and class of Shares subject to outstanding Incentive Awards and any other terms of the Plan or the RSA Agreements which in the Committee's sole discretion require adjustment (including, without limitation, relating to the Common Stock, other securities, cash or other consideration which may be acquired pursuant to the Plan) shall be appropriately adjusted consistent with such change in such manner as the Committee may deem appropriate. To the extent Shares are issued with respect to outstanding Restricted Stock as a result of any of the foregoing events, such Shares shall be subject to the same requirements and restrictions applicable to the Restricted Stock to which such new Shares relate.

The Administrator, in its discretion, shall have the authority to take whatever action it deems appropriate to effectuate the provisions of this SECTION 3.4(g).

        3.5  TERMINATION OF EMPLOYMENT

                (a)    TERMINATION OF EMPLOYMENT. Each Participant's RSA Agreement shall set forth the extent to which the Incentive Award held by the Participant shall continue to vest following termination of the Participant's employment with the Company or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the Participant's RSA Agreement, need not be uniform among Incentive Awards, and may reflect distinctions based on the reasons for termination.

                (b)    CONTINUATION. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Participant ceases to be an Employee, the Administrator and Participant may mutually agree with respect to any outstanding Incentive Award then held by the Participant (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period

10

than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Inventive Award, a written amendment to the Participant's RSA Agreement shall be required.

        3.6  CHANGE IN CONTROL

                Notwithstanding any contrary provision in the Plan, in the event of a Change in Control, the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Participant's RSA Agreement: (a) all of the restrictions and conditions of any Incentive Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired; and (b) the provisions of this SECTION 3.6 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Participant with respect to his outstanding Incentive Awards subject, however, to the last paragraph of this SECTION 3.6. Notwithstanding the occurrence of any event which would result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be a Change in Control, or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably would lead to a Change in Control.

        3.7  EXCHANGE OF INCENTIVE AWARDS

                The Administrator may, in its discretion, permit any Participant to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

SECTION 4.
GENERAL

        4.1  EFFECTIVE DATE AND GRANT PERIOD

                This Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the stockholders of the Company by December 31, 2003. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Unless sooner terminated by the Board, no Incentive Award shall be granted under the Plan after ten (10) years from the Effective Date.

        4.2  FUNDING AND LIABILITY OF COMPANY

                No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Administrator (if other than the Board) be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or

11

obligation of the Company to any Participant with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any RSA Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Administrator (if other than the Board) shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

        4.3  WITHHOLDING TAXES

                (a)    TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

                (b)    SHARE WITHHOLDING. With respect to tax withholding required upon the lapse of restrictions on Restricted Stock or upon any other taxable event arising as a result of any Incentive Awards, Participants may elect, subject to the approval of the Administrator in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Administrator, in its discretion, deems appropriate.

        4.4  NO GUARANTEE OF TAX CONSEQUENCES

                Neither the Company nor the Administrator makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

        4.5  DESIGNATION OF BENEFICIARY BY PARTICIPANT

                Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Administrator, and will be effective only when filed by the Participant in writing with the Administrator during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

        4.6  DEFERRALS

                The Administrator may permit a Participant to defer such Participant's receipt of the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to Restricted Stock. If any such deferral election is permitted, the Administrator shall, in its discretion, establish rules and procedures for such payment deferrals to the extent consistent with the Code.

        4.7  AMENDMENT AND TERMINATION

                The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, if the Company is a Publicly Held Corporation, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in SECTION 4.4, increase the maximum number of Shares which may be issued under the Plan pursuant to SECTION 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) to the extent applicable, increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based

12

Exception, (d) extend the term of the Plan, or (e) to the extent applicable, decrease the authority granted to the Administrator under the Plan in contravention of Rule 16b-3 under the Exchange Act. No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Participant under the Plan, without the written consent of such Participant or other designated holder of such Incentive Award. In addition, to the extent that the Administrator determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

        4.8  REQUIREMENTS OF LAW

                The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Administrator may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

        4.9  RULE 16b-3 SECURITIES LAW COMPLIANCE

                With respect to Insiders to the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. However, to the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Administrator in its discretion.

        4.10 COMPLIANCE WITH CODE SECTION 162(m)

                While the Company is a Publicly Held Corporation, unless otherwise determined by the Administrator with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an RSA Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Administrator; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Participant of any outstanding Incentive Award.

        4.11 SUCCESSORS

                All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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        4.12 MISCELLANEOUS PROVISIONS

                (a)    No Employee or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

                (b)    No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

                (c)    The expenses of the Plan shall be borne by the Company.

                (d)    By accepting any Incentive Award, each Participant and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

        4.13 SEVERABILITY

                In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

        4.14 GENDER, TENSE AND HEADINGS

                Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

        4.15 GOVERNING LAW

                The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

        IN WITNESS WHEREOF, PawnMart, Inc. has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer.

PAWNMART, INC.
By:

Name:

Title:

14

EXHIBIT D

PAWNMART, INC.
AUDIT AND FINANCE COMMITTEE CHARTER

        The Board of Directors of PawnMart, Inc. hereby constitutes and establishes an Audit and Finance Committee with authority, responsibility, and specific duties as described below.

Composition

        The Committee shall be comprised of at least two or more Directors who are independent of management and operating executives. One of the members shall be appointed Committee Chairman by the Board of Directors.

Authority

        The Audit and Finance Committee is granted the authority to investigate any activity of the Company related to its specific duties, and all employees are directed to cooperate as requested by members of the Committee.

Responsibility

        The members of the Committee shall make themselves familiar with the financial condition, financial controls and operations of the Company, and the Committee shall make such recommendations to the Board of Directors of the Company as the Committee deems appropriate for the good of the Company, including seeking opportunities for the Company to reduce costs, to enhance its competitive position and to improve tax strategies. In addition, the Committee shall undertake reviews of major expenditures of funds to ensure that the Company has obtained value for the funds expended and to determine whether the objectives established for such expenditures have been realized. The Committee shall also make recommendations to the Board regarding the proper reflection of the financial condition of the Company in reports and elsewhere, and shall take such further action as the Committee deems appropriate to carry out its functions, and shall exercise such further authorities and responsibilities as the Board may from time to time delegate to it.

Meeting Times and Minutes

        Meetings of the Committee shall be called by the Chairman, or at his direction, the Chief Executive Officer, as required to conduct the Committee's business. Appropriate advanced notice of meetings shall be given to all Committee members. Minutes shall be kept of all meetings with copies being submitted to all Committee members for approval, and to all Board members for approval at a regular or special meeting of the Board.

Specific Duties

1.
Recommend to the Board of Directors the independent accountants to be selected to audit the books and records of the Company, and review with management the responsiveness of the independent accountants to the Company's needs. Review and concur with the engagement of the independent accountants (or related entity) for any services, including audit and tax, where the fees for such services exceed a specific amount as periodically determined by the Committee.

2.
Review with the Company's management, its director of internal auditing, and the independent accountants, the Company's general policies and procedures to reasonably assure the adequacy of internal accounting and financial controls. Inquire as to significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

3.
Review, prior to the annual audit, the scope and general extent of the independent accountants' audit examination, including their engagement letter and proposed fees. The Committee's review should include an understanding from the independent accountants of the factors considered by them in determining the audit scope.

4.
Review with management and the independent accountants, upon completion of their audit, financial results for the year prior to their release to the public, together with a review of the news release, to determine that the independent accountants are satisfied with the disclosure and content of the financial information to be presented to the shareholders and the public. Such review should encompass significant adjustments proposed by the independent accountants, any changes in accounting principles by the Securities and Exchange Commission, significant nonrecurring transactions, tax policy matters and other matters relating to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

5.
Review with management and the independent accountants the adequacy and cost effectiveness of information services, internal auditing, and accounting and financial controls of the corporation, including those matters in the independent accountants' "letter to management."

6.
Provide sufficient opportunity for the independent accountants to meet with the member of the Audit and Finance Committee without members of management present. Among the items to be discussed in these meetings are the independent accountants' evaluation of the Company's accounting and auditing personnel, the cooperation which the independent accountants received from management (including accounting and auditing personnel) during the course of their audit, and the extent to which undue pressure was brought to bear on the independent accountants by management.

7.
Review the internal audit and loss prevention functions of the Company, including the proposed programs for the coming year and the coordination of the internal audit function with the independent accountants. Receive and review with management a written report on each completed internal audit, and require notification when follow-up internal audits disclose the corrective actions have not been implemented or have not been effective. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

8.
Review the Company's cash management program, including investment guidelines and management strategy related to the investment of the Company's surplus cash.

9.
Review of Capital Expenditure Plan and review and approve any planned expenditure exceeding policy guidelines.

10.
Review the terms and conditions of all bank lines of credit, proposed loans, new equity offerings, stock distributions, etc. prior to presentation to the full Board for approval.

11.
Review the adequacy of the Company's insurance, including property and casualty, workers' compensation, director and officer liability, and crime and burglary.

12.
Review the Standards of Business Ethics and the Company's program to achieve adherence. Review with the Company's general counsel, director of internal auditing and independent accountants the results of their review of the Company's compliance with the Company's Standard Code of Business Ethics, and to the adequacy of controls to expose any payments, transactions or procedures which might be deemed illegal or otherwise improper.

2

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PAWNMART, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 28, 2003

PAWNMART, INC.

The undersigned, having received the notice and accompanying Proxy Statement for said meeting hereby appoints Robert W. Schleizer and Dwayne A. Moyers, and each of them, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote at the Annual Meeting of Stockholders of PawnMart, Inc. to be held February 28, 2003, or at any adjournment thereof, all shares of PawnMart, Inc. which the undersigned may be entitled to vote.

(PLEASE COMPLETE, SIGN AND DATE THIS CARD ON THE NEXT PAGE)

— FOLD AND DETACH HERE —

(CONTINUED FROM OTHER SIDE)	Please mark your votes as in ☒ this example.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, AND ON ANY OTHER BUSINESS, IN THE DISCRETION OF THE PROXIES.
	FOR ALL NOMINEES	WITHHOLD AUTHORITY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.	(except as indicated to the contrary below)	to vote for all the nominees
ITEM 1 - Election of Directors	☐	☐
Common Stock Director Nominees John R. Boudreau Donnelly McMillen Carroll Dawson
(To withhold authority to vote for any individual nominee, print the nominee's name).

ITEM 2 - Proposal to approve the amendment to Certificate of Incorporation to change the name of the Company to Xponential, Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

ITEM 3 - Proposal to approve the 2003 Stock Option Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

ITEM 4 - Proposal to approve the 2003 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

ITEM 5 - Proposal to approve the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2003.

FOR	AGAINST	ABSTAIN
☐	☐	☐

ITEM 6 - In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

Signature	Signature	Dated	, 2003

IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PAWNMART, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 28, 2003

PAWNMART, INC.

The undersigned, having received the notice and accompanying Proxy Statement for said meeting hereby appoints Robert W. Schleizer and Dwayne A. Moyers, and each of them, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote at the Annual Meeting of Stockholders of PawnMart, Inc. to be held February 28, 2003, or at any adjournment thereof, all shares of PawnMart, Inc. which the undersigned may be entitled to vote.

(PLEASE COMPLETE, SIGN AND DATE THIS CARD ON THE NEXT PAGE)

— FOLD AND DETACH HERE —

(CONTINUED FROM OTHER SIDE)	Please mark your votes as in ☒ this example.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, AND ON ANY OTHER BUSINESS, IN THE DISCRETION OF THE PROXIES.
	FOR ALL NOMINEES	WITHHOLD AUTHORITY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.	(except as indicated to the contrary below)	to vote for all the nominees
ITEM 1 - Election of Directors	☐	☐
Series B Preferred Director Nominees Jeffrey A. Cummer Dwayne A. Moyers James R. Richards Robert W. Schleizer
(To withhold authority to vote for any individual nominee, print the nominee's name).

ITEM 2 - Proposal to approve the amendment to Certificate of Incorporation to change the name of the Company to Xponential, Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

ITEM 3 - Proposal to approve the 2003 Stock Option Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

ITEM 4 - Proposal to approve the 2003 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

ITEM 5 - Proposal to approve the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2003.

FOR	AGAINST	ABSTAIN
☐	☐	☐

ITEM 6 - In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

Signature	Signature	Dated	, 2003

IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

QuickLinks

PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO XPONENTIAL, INC.
PROPOSAL NO. 3 APPROVAL OF THE 2003 STOCK OPTION PLAN
PROPOSAL NO. 4 APPROVAL OF THE 2003 STOCK INCENTIVE PLAN
PROPOSAL NO. 5 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
AUDIT AND FINANCE COMMITTEE REPORT
AUDIT AND RELATED FEES
PERFORMANCE GRAPH
OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION
OTHER MATTERS
STOCKHOLDER PROPOSALS
STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
  EXHIBIT A
  EXHIBIT B
PAWNMART, INC. 2003 STOCK OPTION PLAN
  EXHIBIT C
Table Of Contents
PAWNMART, INC. 2003 STOCK INCENTIVE PLAN
SECTION 1. GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE, COVERAGE AND BENEFITS
SECTION 2. RESTRICTED STOCK
SECTION 3. PROVISIONS RELATING TO PLAN PARTICIPATION
SECTION 4. GENERAL
  EXHIBIT D
PAWNMART, INC. AUDIT AND FINANCE COMMITTEE CHARTER
Composition
Authority
Responsibility
Meeting Times and Minutes
Specific Duties